Shareholders' equity	12 Months Ended
Dec. 31, 2013
Shareholders' equity

22     Shareholders’ equity

Authorized and issued share capital

The Company is authorized to issue an unlimited number of Common Shares, an unlimited number of First Preferred Shares and unlimited number of Second Preferred Shares. At December 31, 2013, no First or Second Preferred Shares had been issued.

An analysis of Common Share balances is as follows:

(number of shares in millions)	2013	2012	2011

Share capital, January 1	173.9	170.0	169.2
Shares issued under stock option plans	1.5	3.9	0.8

Share capital, December 31	175.4	173.9	170.0

The change in the “Share capital” balances includes $5 million (2012 – $6 million; 2011 – $1 million) related to the cancellation of the TSARs liability on exercise of tandem stock options, and $24 million (2012 – $70 million; 2011 – $11 million) of stock-based compensation transferred from “Additional paid-in capital”.